FIRST AMENDMENT TO AGREEMENT TO
                            PURCHASE LOAN DOCUMENTS

     THE FIRST AMENDMENT (this "Amendment") is made as of the 23rd day of May, 1997, by and between BALCOR MORTGAGE ADVISORS, INC. ("Balcor") and MICHAEL P. HARRIS, ARNOLD L. PORATH, JOHN P. LOWNEY, JR. and KAY S. LOWNEY, AS TRUSTEES OF THE JKL TRUST, and STEPHEN D. MOSES (collectively, "Purchaser").

                                   RECITALS

     A. Balcor and Purchaser are parties to that certain Agreement to Purchase Loan Documents made as of the 23rd day of April, 1997 (this "Agreement").

     B. Purchaser desires to extend the Closing Date of the Agreement and Balcor is agreeable to extending the Closing Date subject to the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Agreement.

     2. The Closing Date, as defined in paragraph 4 of the Agreement, is hereby amended to mean and refer to June 30, 1997, or such earlier date approved by Balcor and Porath on behalf of all of the Purchasers, without further right to extend. In addition, the Positive Cash Flow Letter (Exhibit E to the Agreement) is hereby amended by replacing, where appropriate, the proper dates and months to be consistent with a Closing Date of June 30, 1997.

     3. Concurrently with the execution of this Amendment, the parties shall execute the attached First Amendment to Escrow Agreement and deliver same to the Escrow Agent and each other by facsimile transmission.

     4. All other terms and provisions of the Agreement shall remain in full force and effect to the extent not inconsistent with the above amendments.

     5. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Amendment by such party. Such facsimile copy shall constitute enforceable original documents.
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     IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first above written.


                              BALCOR MORTGAGE ADVISORS, INC.

                              By:   /s/ Terri Thompson
                                   --------------------------------
                              Name:     Terri Thompson
                                   --------------------------------
                              Its:      Authorized Representive
                                   --------------------------------


                              PURCHASER:

                               /s/ Michael P. Harris
                              --------------------------------------
                              MICHAEL P. HARRIS

                               /s/ Arnold L. Porath
                              --------------------------------------
                              ARNOLD L. PORATH

                               /s/ John P. Lowney, Jr.
                              --------------------------------------
                              JOHN P. LOWNEY, JR. AS TRUSTEE OF THE
                              JKL TRUST

                               /s/ Kay S. Lowney
                              --------------------------------------
                              KAY S. LOWNEY, AS TRUSTEE OF THE JKL
                              TRUST

                               /s/ Stephen D. Moses
                              --------------------------------------
                              STEPHEN D. MOSES
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